EXHIBIT 24

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ ALAIN J. P. BELDA
Alain J. P. Belda

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Alain J. P. Belda, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach, the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ TIMOTHY C. COLLINS
Timothy C. Collins

ACKNOWLEDGEMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Timothy C. Collins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ JERRY A. GRUNDHOFER
Jerry A. Grundhofer

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Jerry A. Grundhofer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ ROBERT L. JOSS, PH.D.
Robert L. Joss, Ph.D.

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Robert L. Joss, Ph.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ MICHAEL E. O’NEILL
Michael E. O’Neill

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Michael E. O’Neill, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ RICHARD D. PARSONS
Richard D. Parsons

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Richard D. Parsons, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ LAWRENCE R. RICCIARDI
Lawrence R. Ricciardi

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Lawrence R. Ricciardi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ JUDITH RODIN
Judith Rodin

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Judith Rodin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ ROBERT L. RYAN
Robert L. Ryan

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Robert L. Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ ANTHONY M. SANTOMERO
Anthony M. Santomero

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Anthony M. Santomero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ DIANA L. TAYLOR
Diana L. Taylor

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Diana L. Taylor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ WILLIAM S. THOMPSON, JR.
William S. Thompson, Jr.

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared William S. Thompson, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

1

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 21st day of April, 2011.

/S/ ERNESTO ZEDILLO
Ernesto Zedillo

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 21st day of April in the year 2011 before me, the undersigned, personally appeared Ernesto Zedillo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

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